ASTON/Fortis Real Estate Fund

Summary Prospectus – March 1, 2011	Ticker: Class N–ARFCX, Class I–AARIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated March 1, 2011, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee on Shares Held Less Than 90 Days (as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.43%		0.43%
Total Annual Fund Operating Expenses	1.68%		1.43%
Fee Waiver and/or Expense Reimbursement	(0.31	)%(a)	(0.31	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37	%(a)	1.12	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2012 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2012, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$139	$499	$883	$1,961
Class I Shares	114	422	752	1,686

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.30%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio managers do not invest the Fund’s assets in real estate directly. In selecting securities for the Fund, the portfolio managers analyze long-term trends in property types and geographic regions. The portfolio managers use a combination of a top-down and a bottom-up approach emphasizing growth and/or GARP style investing. The Fund is classified as non-diversified.

Aston Funds	1	Summary Prospectus

Top-down approach involves:

■	analyzing demographic and economic trends
■	reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:

■	revenues primarily derived from real estate related activities
■	a significant portion of revenues from rental income
■	management stake in performance
■	a strong balance sheet and/or consistent earnings
■	internal growth prospects
■	potential growth from acquisition or development
■	free cash flow

The Fund may invest in foreign securities (directly and through depositary receipts).

Sector exposure is a residual of the investment process and the Fund may, from time to time, have exposure to a single sector or a group of related sectors that react similarly to market, economic or other events. To manage risk, the portfolio managers employ a strategy of sector and position constraints, and adhere to a strong sell discipline. The Fund’s investment strategies may result in high portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk. Growth at a reasonable price (“GARP”) investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Non-Diversification Risk. The Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Aston Funds	2	Summary Prospectus

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Sector Concentration Risk. The Fund may entail greater risks than investing in funds diversified across sectors. Because the Fund may at times have a significant portion of its assets in one or more related sectors, the Fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. The Common share class and Investor share class of ASTON/Fortis Real Estate Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	31.09%
Worst quarter:	12/08	(39.07)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	ASTON/Fortis Real Estate Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/30/97):
Return Before Taxes	29.16%	1.25%	9.40%	7.84%
Return After Taxes on Distributions	28.47%	(1.13)%	7.18%	5.72%
Return After Taxes on Distributions and Sale of Fund Shares	18.96%	0.66%	7.63%	6.08%
Class I Shares (Inception 9/20/05):
Return Before Taxes	29.50%	1.47%	N/A	1.95%
MSCI US REIT Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N shares is computed from December 31, 1997. Index return for Class I shares’ inception, computed from September 30, 2005, is 3.19%.)	28.48%	2.99%	10.57%	8.09%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. Fortis Investment Management USA, Inc. (“FIM”) serves as the subadviser to the Fund. On or about March 31, 2011, it is expected that FIM will change its name to BNP Paribas Asset Management Inc.

Aston Funds	3	Summary Prospectus

Mr. Joseph Pavnica and Mr. James Hardman, Investment Analysts of FIM-USA, serve as co-portfolio managers of the Fund. Mr. Pavnica has served as the Fund’s portfolio manager since October 2005. Mr. Hardman has served as the Fund’s portfolio manager since January 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Additional information may be required on certain redemptions. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Aston Funds	4	Summary Prospectus